Rule 497(d)
                                     FT 250

                      Communications Growth Trust, Series 2
                         Fundamental Value Trust Series
                         Internet Growth Trust, Series 4

                Supplement to the Prospectus dated April 15, 1998

Notwithstanding anything to the contrary in the Prospectus, all shares of WorldCom, Inc. (Ticker: WCOME) and WorldCom, Inc.-MCI Group (Ticker: MCITE) have been removed from the Communications Growth Trust, Series 2 and Internet Growth Trust, Series 4 and all shares of HEALTHSOUTH Corporation (Ticker: HLSH, formerly HRC) have been removed from the Fundamental Value Trust Series for certain of the reasons enumerated in the section entitled "Removing Securities from a Trust" in the Prospectus.

March 27, 2003